THIRD AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT AND
LIMITED WAIVER TO PURCHASE AND SALE AGREEMENT
THIRD AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT AND LIMITED WAIVER TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”), dated as of June 22, 2026, is by and among Sable Offshore Corp., a Delaware corporation (the “Borrower” or “Purchaser”), Pacific Offshore Pipeline Company (“POPC”), Pacific Pipeline Company (“PPC”), Sable Ocean America LLC (“Ocean America” and, together with POPC and PPC, the “Guarantors” and each, a “Guarantor”), Exxon Mobil Corporation, a New Jersey corporation, as lender (the “Lender” or “EMC”), Mobil Pacific Pipeline Company, a Delaware corporation (“MPPC”, and together with EMC, the “Sellers” and each, a “Seller”), and Alter Domus Products Corp., as administrative agent for the benefit of the Secured Parties (in such capacity, the “Administrative Agent”). The Sellers and the Purchaser are sometimes hereinafter referred to individually as a “PSA Party” and collectively as the “PSA Parties”. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement (as hereinafter defined) or, if not defined there, as defined in the PSA (as hereinafter defined). Sections 1.02 and 1.03 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

W I T N E S S E T H:
WHEREAS, the Administrative Agent, the Lender, the Borrower and the Guarantors have entered into financing arrangements pursuant to which the Lender has agreed to extend certain credit facilities to the Borrower as set forth in the Senior Secured Term Loan Agreement, dated as of February 14, 2024, by and among the Administrative Agent, the Lender, the Borrower and the Guarantors (as amended by that certain G.E. Buy-out Fee / First Amendment to Term Loan Agreement dated as of September 6, 2024 and as further amended by that certain Second Amendment to Senior Secured Term Loan Agreement dated as of October 31, 2025 (the “Second Amendment”), and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and have agreed to amend the Credit Agreement pursuant to the terms and conditions of this Third Amendment.
WHEREAS, the PSA Parties entered into that certain Purchase and Sale Agreement dated November 1, 2022 (as amended by that certain Side Letter dated November 4, 2022, that certain First Amendment to Purchase and Sale Agreement dated effective as of June 13, 2023, that certain Second Amendment to Purchase and Sale Agreement dated effective as of December 15, 2023, that certain Third Amendment to Purchase and Sale Agreement dated effective as of March 11, 2024 that certain Fourth Amendment to Purchase and Sale Agreement dated effective as of December 13, 2024 and that certain Fifth Amendment to Purchase and Sale Agreement dated effective as of October 14, 2025, the “PSA”); and

WHEREAS, (i) Lender has agreed to provide a limited waiver of the obligations in Sections 7.9, 7.11 and 11.18(c) of the PSA as provided for herein, and (ii) Administrative Agent, Lender, Borrower and Guarantors have agreed to amend the Maturity Date.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Limited Waivers Regarding the PSA. So long as no Event of Default has occurred and is continuing under the Credit Agreement, each of the Sellers agrees to temporarily waive (the “P&A Limited Waiver”) the requirement for Purchaser to provide the P&A Financial Security (as defined in the PSA) within three Business Days of the Maturity Date until the earlier of (A) December 22, 2028, (B) the date on which the new money secured financing to be entered into prior to the Maturity Date for the primary purpose refinancing the Credit Agreement and the Obligations thereunder (the “Payoff Financing”) is redeemed, repaid or otherwise refinanced, or (C) the date on which any Event of Default has occurred and is continuing under the Credit Agreement or any Financing Document or any breach or default under any other contractual obligation to Sellers or their affiliates. Furthermore, Sellers hereby consents to Purchaser’s entry into, and grant of the lien, mortgage or security interests contemplated in, the Payoff Financing notwithstanding Section 7.9 and Section 7.11 of the PSA (the “Financing Waiver” and together with the P&A Waiver, the “Limited Waiver”). The Purchaser, the Borrower and the Guarantors (each in its respective capacity as such) acknowledge and agree that this Limited Waiver (i) is limited precisely as written and shall not be deemed to constitute a consent to any other modification of or a deviation from any term or condition of the PSA, the Credit Agreement, the other Financing Documents or any of the other instruments or agreements referred to therein and (ii) shall not prejudice any rights that the Purchaser, the Lender or the Administrative Agent now have or may have in the future under or in connection with such agreements. The P&A Limited Waiver shall immediately cease and be of no force or effect upon (1) the occurrence of any Event of Default by the Borrower or any Guarantor under the Credit Agreement or the Financing Documents, (2) the failure to payoff the Loan by the amended Maturity Date in Section 2 or (3) Borrower’s failure to successfully close on the Payoff Financing before the amended Maturity Date. The Financing Waiver is provided by Sellers in reliance on representations from Borrower regarding the use of proceeds to pay off the Loan and the liens and encumbrances to be granted in connection therewith.

2.Amendment to Credit Agreement. From the Third Amendment Effective Date,
(a)the definition of “Maturity Date” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:
““Maturity Date” means the earliest to occur of (a) July 24, 2026, and (b) the acceleration of the Loan in accordance with Section 7.01; provided that if any such day is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day.”
and
(b) the minimum liquidity covenant of $25,000,000 introduced in Section 3(a) of the Second Amendment is hereby suspended and waived until the amended Maturity Date set forth in (a) above.
3.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lender on the date hereof and on the Third Amendment Effective Date as follows:
(a)this Third Amendment and the transactions contemplated herein have been duly authorized, executed and delivered by all necessary corporate action on the part of the Borrower and each Guarantor and, if necessary, member or direct or indirect equity holder action, and the agreements and obligations of the Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of the Borrower and each Guarantor, as applicable, enforceable against the Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, other debtor relief laws, laws relating to or affecting generally the enforcement of creditors’ rights and applicable equitable principles, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(b)the execution, delivery and performance of this Third Amendment and the transactions contemplated herein (x) are all within the Borrower’s and each Guarantor’s limited liability company or corporate powers (as applicable) and (y) will not (A) violate in any

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material respect, any applicable law or regulation or any order of any Governmental Authority, (B) violate the terms of the Organizational Documents of the Borrower or any Guarantor, (C) violate any indenture, note, credit agreement or other agreement binding upon any Credit Party or its Properties or give rise to a right thereunder to require any payment to be made by any Credit Party or (D) result in the creation or imposition of any Lien on any Property of any Credit Party (other than the Liens created by the Financing Documents); and
(c)the Borrower has disclosed to the Administrative Agent and the Lender all agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or the Lender in connection with the transactions contemplated hereby and the negotiation of this Third Amendment or delivered hereunder or under any other Financing Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).
4.Covenants. On and from the Third Amendment Effective Date and until the Loan and all other Obligations shall have been paid in full, the Borrower covenants and agrees with the Lender that:
(a)Ongoing Covenants from the Second Amendment. Borrower acknowledges and agrees that the obligations and covenants related to maintaining minimum liquidity and the additional reporting requirements set forth in Section 3(a) and (b) of the Second Amendment shall continue to be operative and in full force and effect.
5.Third Amendment Effective Date. The Limited Waiver in Section 1 and the amendment to the Credit Agreement in Section 2 shall become effective on the date on which each of the following conditions precedent is satisfied in a manner reasonably satisfactory to the Lender (the “Third Amendment Effective Date”):
(a)the Administrative Agent and the Lender shall have received:
(i)counterparts of this Third Amendment, duly authorized, executed and delivered by the Borrower, the Guarantors the Lender, the Sellers and the Administrative Agent; provided that counterparts may be delivered by Mobil Pacific Pipeline Company and the Administrative Agent on or before June 30, 2026;
(ii)certificate of the appropriate state agencies, as requested by the Lender, with respect to the existence, qualification and good standing of each Credit Party in its jurisdiction of organization;
(iii)a certificate of a Responsible Officer of the Borrower certifying that the (A) conditions set forth in Sections 5(b) and 5(c) have been satisfied as of the Third Amendment Effective Date and (B) the representations and warranties contained in Section 3 of this Third Amendment are true and correct on and as of the Third Amendment Effective Date (except for such representations and warranties made as of a specific date, in which case such representations and warranties are true and correct as of such specific date), after giving effect in all cases to any standard(s) of materiality contained in Section 3 of this Third Amendment as to such representations and warranties.

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(b)there shall be no pending litigation seeking to enjoin or prevent the execution of this Third Amendment or the consummation of the transactions contemplated thereby; [and]
(c)no Material Adverse Effect shall have occurred; and
(d)the Borrower shall have paid Lender on or before the Third Amendment Effective Date, (i) a $30,000,000 amendment fee, which fee shall be fully earned, due and payable in full in cash on the date hereof and (ii) to the extent invoiced, all other outstanding fees, premiums, expenses and other charges then payable by it to the Administrative Agent and the Lender (including the reasonable fees, charges and disbursements of counsel for the Lender and the Administrative Agent). Any fees, premiums, expenses or other charges not so invoiced shall be paid in an estimated amount agreed to by the Parties, and trued up within ten business days of the Third Amendment Effective Date.
6.Reaffirmation of Guarantees and Collateral.
(a)Each Credit Party hereby acknowledges that it (i) has reviewed the terms and provisions of this Third Amendment, (ii) consents to the amendments to the Credit Agreement effected pursuant to this Third Amendment and consents to the terms, conditions and other provisions of this Third Amendment, and (iii) consents to each of the transactions contemplated hereby. Each Credit Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Credit Agreement (as amended by this Third Amendment) (including all such Obligations as amended and reaffirmed pursuant to this Third Amendment) under each of the Financing Documents to which it is a party.
(b)Without limiting the generality of the foregoing, each Credit Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grant of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Third Amendment shall constitute a new grant of security interest. Each Credit Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Credit Party as a consequence of this Third Amendment in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.
(c)Each Credit Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment or any of the transactions contemplated hereby.
7.Release. Each Credit Party hereby (i) unconditionally, irrevocably and forever waives, remises, releases, acquits, satisfies and discharges, and (ii) covenants not to sue, assert or prosecute, and not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights it does, shall or may have in connection with the Obligations or the Financing Documents as of the date hereof, including, but not limited to, the rights to contest any conduct of the Releasees relating to or arising out of the Credit Agreement or the other Financing Documents on or prior to the date hereof, in each case of the foregoing clauses (i) and (ii), any and all actions, debts, accounts, covenants, contracts, controversies, claims, causes of action, demands, suits, liabilities, damages, agreements, variances, judgments, costs and expenses of whatsoever nature and kind, whether known or unknown and whether arising at law or in equity, that are now existing or hereafter arising out of or in connection with the Credit Agreement and the other Financing Documents prior to and through the Third Amendment Effective Date, against the Administrative Agent or the Lender or any of their respective subsidiaries and affiliates or any of the Administrative Agent’s or the Lender’s or their respective subsidiaries’ or affiliates’ successors and assigns, officers, directors, employees, partners, members, agents, predecessors, attorneys or other representatives and all others acting or purporting to act on behalf of or at the direction of the Administrative Agent or the Lender.
8.Effect of this Third Amendment. Except as expressly set forth herein, this Third Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender or the Administrative Agent under the Credit Agreement or any other Financing Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Financing Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Credit Agreement or any other Financing Document in similar or different circumstances after the date hereof. In particular, and without limiting the foregoing, nothing contained herein shall be construed as permitting any Credit Party to enter into any Capital Lease or other long-term Indebtedness for, or grant any Lien (other than a Permitted Lien) over, any offshore storage and treatment facilities and/or floating production, storage and offloading facilities that takes, or purports to take, priority over the first Lien rights granted under the Financing Documents.
9.Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.
(a)Governing Law. This Third Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Third Amendment or any other Financing Document (except, as to any other Financing Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
(b)Jurisdiction. Sections 9.09(c) through (e) and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
10.Indemnification. Section 9.03(b) of the Credit Agreement is incorporated herein by reference mutatis mutandis.
11.Binding Effect. This Third Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
12.Entire Agreement. This Third Amendment, the Credit Agreement, and the other Financing Documents represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
13.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Third Amendment.
14.Counterparts. This Third Amendment, any documents executed in connection herewith and any notices delivered under this Third Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Third Amendment or on any notice delivered to the Administrative Agent under this Third Amendment. This Third Amendment and any notices delivered under this Third Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart

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of a signature page of this Third Amendment and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Third Amendment or notice.
15.Financing Document; Lender. This Third Amendment shall be considered to be a “Financing Document” for all purposes under the Credit Agreement and the other Financing Documents. In executing and delivering this Third Amendment, the Lender and the Administrative Agent shall be entitled to all of their rights, benefits, immunities and indemnities set forth in the Financing Documents.
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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWER and PURCHASER: SABLE OFFSHORE CORP. By: /s/ James C. Flores Name: James C. Flores Title: Chairman and Chief Executive Officer
[Signature Page to Third Amendment to Senior Secured Term Loan Agreement]

GUARANTORS: PACIFIC OFFSHORE PIPELINE COMPANY By: /s/ J. Caldwell. Flores Name: J. Caldwell Flores Title: President
PACIFIC PIPELINE COMPANY By: /s/ J. Caldwell. Flores Name: J. Caldwell Flores Title: President
SABLE OCEAN AMERICA LLC By: /s/ J. Caldwell. Flores Name: J. Caldwell Flores Title: President
[Signature Page to Third Amendment to Senior Secured Term Loan Agreement]

ADMINISTRATIVE AGENT: ALTER DOMUS PRODUCTS CORP. By: ____________________________ Name: Winnalynn N. Kantaris Title: Associate General Counsel
[Signature Page to Third Amendment to Senior Secured Term Loan Agreement]

LENDER and SELLER: EXXON MOBIL CORPORATION By: /s/Dan Ammann Name: Dan Ammann Title: Vice President
[Signature Page to Third Amendment to Senior Secured Term Loan Agreement]

SELLER:
MOBIL PACIFIC PIPELINE COMPANY By: _____________________________ Name: Title:

[Signature Page to Third Amendment to Senior Secured Term Loan Agreement]